EXHIBIT 32

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Code Navy (the “Company”) on Form 10-K for the year ended June 30, 2015, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Tamara Semenova, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 26, 2015	/s/ Tamara Semenova
By: Tamara Semenova
Its: Chief Executive and Financial Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Code Navy and will be retained by Code Navy and furnished to the Securities and Exchange Commission or its staff upon request.